UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2008

Energy Services Acquisition Corp.
(Exact name of Registrant as specified in its charter)

Delaware	001-32998	20-4606266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 First Avenue, Huntington, West Virginia 25703
 (Address of principal executive offices)

(304) 528-2791
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

Commencing shortly after the filing of this Form 8-K, Energy Services Acquisition Corp. (the “Company”) intends to hold presentations for certain of its stockholders, as well as other potential investors in the Company, regarding its acquisition of C.J. Hughes Construction Company and S.T. Pipeline, Inc.  A copy of the slides for the Company’s presentation is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits:

The following Exhibit is attached as part of this report:

99.1	Investors presentation dated July 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY SERVICES ACQUISITION CORP.

DATE: June 27, 2008	By:	/s/ Marshall T. Reynolds
Marshall T. Reynolds
Chairman, Chief Executive Officer and Secretary
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor presentation dated July 2008